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                                                                   Exhibit 3.5

                                CERTIFICATE OF TRUST

                                         OF

                              UNOCAL CAPITAL TRUST II


     This Certificate of Trust of Unocal Capital Trust II (the "Trust"), dated June 30, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Sections 3801 ET SEQ.)

     1. NAME. The name of the business trust being formed hereby is Unocal Capital Trust II.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective as of its filing.

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     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.

                                    /s/ D. D. Chessum
                                    -----------------------------------------
                                    Darrell D. Chessum, as Trustee

                                    /s/  D. A. Franchi
                                    -----------------------------------------
                                    Daniel A. Franchi, as Trustee

                                    /s/  R. L. Walton
                                    -----------------------------------------
                                    Richard L. Walton, as Trustee

                                    THE BANK OF NEW YORK, as Trustee

                                    By:/s/ Thomas B. Zakrzewski
                                       --------------------------------------
                                      Name:  Thomas B. Zakrzewski

                                      Title:  Assistant Vice President

                                    THE BANK OF NEW YORK (DELAWARE)
                                    as Trustee

                                    By:/s/ Walter N. Gitlin
                                       --------------------------------------
                                      Name:  Walter N. Gitlin

                                      Title:  Authorized Signatory


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